UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934

                Date of Report (Date of earliest event reported):
                                  MAY 19, 1998

                                 PROXYMED, INC.
             (Exact name of registrant as specified in its charter)

           FLORIDA                      0-22052                  65-0202059
           -------                      -------                  ----------
(State or other jurisdiction          (Commission              (IRS Employer
      of incorporation)               File Number)           Identification No.)

      2501 DAVIE ROAD, SUITE 230, FT. LAUDERDALE, FLORIDA        33317-7424
      ---------------------------------------------------        ----------
            (Address of principal executive offices)             (Zip Code)

        Registrant's telephone number, including area code (954) 473-1001


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ITEM 2. ACQUISITION OR DISPOSITION OF ASSETS.

       On May 19, 1998, the Company acquired 100% of the outstanding capital stock of WPJ, Inc., d/b/a Integrated Medical Systems ("IMS"), a privately owned company based in Santa Ana, California. IMS provides electronic processing of transactions including medical claims, encounters and other financial transactions. The purchase price consisted of $20,620,000 in cash and 481,836 unregistered shares of the Company's common stock, all paid at closing. The acquisition will be accounted for as a purchase. The cash portion of the purchase price was funded through the private placement sale of common stock described in Item 5 below.

ITEM 5. OTHER EVENTS.

       On May 19 and June 1, 1998, the Company closed on the private placement sale of an aggregate of 2,313,416 shares of common stock, $.001 par value, for $11.00 per share, resulting in gross proceeds of $25,447,576. Commonwealth Associates represented the Company as underwriter in the transaction, for which it received $731,330 in commissions, $254,476 as a non-accountable expense allowance, and a five-year warrant to purchase 231,342 shares of the Company's common stock for $12.10 per share. Other costs of the transaction aggregated approximately $212,000. The shares sold were not registered under the Securities Act of 1933 (the "Act"), and were offered in reliance upon the exemption under
Section 4(2) of the Act and the provisions of Regulation D promulgated thereunder. Bellingham Industries, Inc., an affiliate, purchased 1,363,633 shares in the offering, after which it beneficially owns 41.7% of the Company's outstanding common stock. Of the funds raised, $20,620,000 was used for the acquisition of IMS referred to in Item 2 above, and the balance will be used for other acquisitions and/or working capital.

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS.

       (a) The audited financial statements required by Item 7(a) of WPJ, Inc., including balance sheets as of December 31, 1996 and 1997, and statements of operations, shareholders' equity and cash flows for each of the three years in the period ended December 31, 1997, are included as an exhibit to this Form 8-K. Also included as an exhibit to this Form 8-K are the unaudited balance sheet of WPJ, Inc. as of March 31, 1998, and the unaudited statements of operations and cash flows of WPJ, Inc. for the three months ended March 31, 1998. The unaudited financial information as of March 31, 1998 reflects all adjustments (consisting solely of normal recurring adjustments) which are, in the opinion of management, necessary for a fair statement of results for the interim periods presented. The unaudited statements of operations and cash flows of WPJ, Inc. for the three months ended March 31, 1997 will be filed within 60 days as an amendment to this Form 8-K.

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       (b) The pro forma financial information required by Item 7(b) are included as exhibits to this Form 8-K. The pro forma financial information as of and for the three months ended March 31, 1998 has been derived from the financial statements of ProxyMed, Inc. and WPJ, Inc., and the pro forma balance sheet information as of March 31, 1998 reflects the funds raised in the private placement sale of common stock described in Item 5 above. The pro forma financial information for the year ended December 31, 1997 also includes information derived from the financial statements of Clinical MicroSystems, Inc., Hayes Computer Systems, Inc. and US HealthData Interchange, Inc., all acquired by the Company at various dates in 1997 and previously reported on Forms 8-K dated March 14, 1997, April 30, 1997 and November 19, 1997, respectively. The pro forma information consists of the following: a pro forma combined balance sheet as of March 31, 1998 (the end of the most recent period for which a consolidated balance sheet of the Company is required); a pro forma combined statement of operations for the year ended December 31, 1997 (the Company's most recent fiscal year); and a pro forma combined statement of operations for the three months ended March 31, 1998 (the period covering the Company's most recent fiscal year end to the most recent interim date for which a balance sheet is required).

       (c) The following exhibits are included herein:

               Exhibit 2.1 -  Stock Purchase Agreement dated April 24, 1998 between ProxyMed, Inc. and WPJ, Inc.

               Exhibit 2.2 -  Audited Financial Statements for WPJ, Inc. as of
                              December 31, 1996 and 1997 and for the three years ended December 31, 1995, 1996 and 1997.

               Exhibit 2.3 -  Unaudited Financial Statements for WPJ, Inc. as of
                              and for the three months ended March 31, 1998.

               Exhibit 99.1 - Pro Forma Combined Balance Sheet of ProxyMed, Inc.
                              and WPJ, Inc. as of March 31, 1998.

               Exhibit 99.2 - Pro Forma Combined Statement of Operations of
                              ProxyMed, Inc., Clinical MicroSystems, Inc., Hayes Computer Systems, Inc., US HealthData Interchange, Inc. and WPJ, Inc. for the year ended December 31, 1997.

               Exhibit 99.3 - Pro Forma Combined Statement of Operations of
                              ProxyMed, Inc. and WPJ, Inc. for the three months ended March 31, 1998.

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                                   SIGNATURES

       Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                              PROXYMED, INC.

Date  JUNE 1, 1998                            /S/ BENNETT MARKS
                                              -----------------
                                              Bennett Marks, Executive Vice
                                              President - Finance and Chief
                                              Financial Officer

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                                INDEX TO EXHIBITS

EXHIBIT NUMBER                         DESCRIPTION
--------------                         -----------
      2.1 Stock Purchase Agreement dated April 24, 1998 between ProxyMed, Inc. and WPJ, Inc.

      2.2 Audited Financial Statements for WPJ, Inc. as of December 31, 1996 and 1997 and for the three years ended December 31, 1995, 1996 and 1997.

      2.3 Unaudited Financial Statements for WPJ, Inc. as of and for the three months ended March 31, 1998.

     99.1 Pro Forma Combined Balance Sheet of ProxyMed, Inc. and WPJ, Inc. as of March 31, 1998.

     99.2 Pro Forma Combined Statement of Operations of ProxyMed, Inc., Clinical MicroSystems, Inc., Hayes Computer Systems, Inc., US HealthData Interchange, Inc. and WPJ, Inc. for the year ended December 31, 1997.

     99.3        Pro Forma Combined Statement of Operations of ProxyMed, Inc.
                 and WPJ, Inc. for the three months ended March 31, 1998.